                                                               Exhibit 10.20


                          SECOND AMENDED AND RESTATED

                      STOCK OPTION PLAN FOR KEY EMPLOYEES

                                      OF

                             OWENS-ILLINOIS, INC.


            OWENS-ILLINOIS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby amends and restates in its entirety the Stock Option Plan for Key Employees of Owens-Illinois, Inc. which was adopted by the Company on July 20, 1987, amended in September 1990 and amended in December 1993. The purposes of this Stock Option Plan are as follows:

            (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees (as defined hereunder) who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined hereunder).


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Award Limit
-----------   -----------
            "Award Limit" shall mean 250,000 shares of Common Stock or, as the context may require, Options to acquire more than 250,000 shares of Common Stock.

Section 1.2 - Board
-----------   -----
            "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Code
-----------   ----
            "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 - Committee
-----------   ---------
            "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

Section 1.5 - Common Stock
-----------   ------------
            "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.6 - Company
-----------   -------
            "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.7 - Director
-----------   --------
            "Director" shall mean a member of the Board.

Section 1.8 - Employee
-----------   --------
            "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.9 - Exchange Act
-----------   ------------
            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.10 - Fair Market Value
------------   -----------------
            "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.11 - Incentive Stock Option
------------   ----------------------
            "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.12 - Non-Qualified Option
------------   --------------------
            "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.13 - Officer
------------   -------
            "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as such Rule may be amended in the future.

Section 1.14 - Option
------------   ------
            "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.15 - Optionee
------------   --------
            "Optionee" shall mean an Employee to whom an Option is granted under the Plan.


Section 1.16 - Parent Corporation
------------   ------------------
            "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 - Plan
------------   ----
            "Plan" shall mean this Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc.

Section 1.18 - Rule 16b-3
------------   ----------
            "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.19 - Secretary
------------   ---------
            "Secretary" shall mean the Secretary of the Company.

Section 1.20 - Securities Act
------------   --------------
            "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.21 - Subsidiary
------------   ----------
            "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.22 - Termination of Employment
------------   -------------------------
            "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary or (ii) with respect to any Non-Qualified Option, terminations where the Optionee continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any of its subsidiaries has an absolute and unrestricted right to terminate the Optionee's employment at any time for any reason whatsoever, with or without cause.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN
                            ----------------------
Section 2.1 - Shares Subject to Plan
-----------   ----------------------
            The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 7,488,762.

Section 2.2 - Unexercised Options
-----------   -------------------
            If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares
-----------   ---------------------------
            In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.


                                  ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------
Section 3.1 - Eligibility
-----------   -----------
            Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2 - Qualification of Incentive Stock Options
-----------   ----------------------------------------
            No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options
-----------   -------------------
            (a) The Committee shall from time to time, in its absolute discretion:

                  (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                  (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                  (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for any such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Options should so qualify.

            (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

            (c) Notwithstanding anything contained herein to the contrary, including, without limitation, Section 3.3(a)(ii) above, no Employee shall be granted during any calendar year an Option or Options for more than The Award Limit.


                                   ARTICLE IV

                               TERMS OF OPTIONS
                               ----------------
Section 4.1 - Option Agreement
-----------   ----------------
            Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such

Option to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Option should so qualify. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price
-----------   ------------
            The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.3 - Commencement of Exercisability
-----------   ------------------------------
            (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections
4.7 and 4.3(c).

            (b)  Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d),
4.7 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), 4.7 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

            (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to
Section 4.4(a)(vii) below, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

            (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4 - Expiration of Options
-----------   ---------------------
            (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (i) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

                  (ii) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

                  (iii) Except in the case of (A) any Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), (B) any Optionee who retires within the meaning of clause (v) below, (C) any Optionee who dies or (D) any Optionee whose right to exercise his or her Option is extended by the Committee pursuant to clause (vii) below, the expiration of three months from the date of the Optionee's Termination of Employment for any reason unless the Optionee dies within said three-month period; or

                  (iv) In the case of an Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Employment by reason of his or her disability unless the Optionee dies within said one-year period; or

                  (v) In the case of an Optionee who retires after reaching the Company's normal retirement age or who takes early retirement, the expiration of three months from the date of Optionee's Termination of Employment by reason of such retirement, or in the case of any such retiring Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires; or

                  (vi) The expiration of one year from the date of the Optionee's death; or

                  (vii) In the case of any Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires.

            (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement (as determined by the Committee in accordance with Company policies), total disability (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to Section 4.4(a)(vii) above, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

Section 4.5 - Consideration
-----------   -------------
            In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options
-----------   ----------------------------------
            In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition,
              Liquidation or Dissolution
-----------   -----------------------------------
            Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

Section 4.8 - No Right to Continued Employment
-----------   --------------------------------
            Nothing in this Plan or in any Non-Qualified Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.


                                   ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------
Section 5.1 - Person Eligible to Exercise
-----------   ---------------------------
            During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise
-----------   ----------------
            At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise
-----------   ------------------
            An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or
                        (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) subject to the timing requirements of
      Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or
                        (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                         (iv)  With the consent of the Committee, any
            combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

                  (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Certain Timing Requirements
-----------   ---------------------------
            Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------
            The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders
-----------   ----------------------
            The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions
-----------   ---------------------
            Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.


                                  ARTICLE VI

                                ADMINISTRATION
                                --------------
Section 6.1 - Compensation Committee
-----------   ----------------------
            The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee
-----------   ------------------------------
            It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

Section 6.3 - Majority Rule
-----------   -------------
            The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance;
              Good Faith Actions
-----------   --------------------------------------
            Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE VII

                               OTHER PROVISIONS

Section 7.1 - Options Not Transferable
-----------   ------------------------
            No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or
              Termination of the Plan
-----------   ------------------------
            The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section
2.1 on the maximum number of shares which may be issued on exercise of Options, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of
Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or Section 162(m) of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

Section 7.3 - Approval of Plan by Stockholders

            This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

Section 7.4 - Effect of Plan Upon Other Option
              and Compensation Plans
-----------   --------------------------------
            The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles
-----------   ------
            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws
-----------   -----------------------------
            The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                  *  *  *  *

            I hereby certify that the foregoing Second Amended and Restated Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on December 31, 1993.

            Executed on this 23rd day of March, 1994.


                                          /s/ Thomas L. Young
                                          --------------------------
                                                      Secretary


Corporate Seal


                                  *  *  *  *



            I hereby certify that the foregoing Plan was duly approved by the stockholders of Owens-Illinois, Inc. on May 11, 1994.

            Executed on this 12th day of May, 1994.



                                          /s/ Thomas L. Young
                                          --------------------------
                                                      Secretary